Note 4 - Environmental and Reclamation Activities	12 Months Ended
Dec. 31, 2012
Environmental Property Sale, Disposal or Abandonment Costs [Abstract]
Environmental Exit Costs by Cost [Table Text Block]

Note 4: Environmental and Reclamation Activities

The liabilities accrued for our reclamation and closure costs at December 31, 2012 and 2011, were as follows (in thousands):

	2012	2011
Operating properties:
Greens Creek	$32,856	$36,123
Lucky Friday	1,469	1,520
Non-operating properties:
San Sebastian	200	218
Grouse Creek	2,484	13,262
Coeur d’Alene Basin	70,786	95,081
Republic	3,538	3,538
All other sites	1,882	4,069
Total	113,215	153,811
Reclamation and closure costs, current	(19,845)	(42,248)
Reclamation and closure costs, long-term	$93,370	$111,563

The activity in our accrued reclamation and closure cost liability for the years ended December 31, 2012, 2011 and 2010, was as follows (in thousands):

Balance at January 1, 2010	$131,201
Accruals for estimated costs	196,067
Payment of reclamation obligations	(8,471)
Balance at December 31, 2010	318,797
Accruals for estimated costs	7,869
Payment of reclamation obligations	(172,855)
Balance at December 31, 2011	153,811
Accruals for estimated costs	4,325
Revision of estimated cash flows due to changes in reclamation plans	(3,738)
Payment of reclamation obligations	(41,183)
Balance at December 31, 2012	$113,215

During the fourth quarter of 2010, we recorded an additional $193.2 million provision for remediation of the Coeur d'Alene Basin based on an understanding reached among the United States, the Coeur d’Alene Indian Tribe (“Plaintiffs”), and the State of Idaho, bringing our accrual to $262.2 million as of December 31, 2010. On September 8, 2011, a Consent Decree (the “Consent Decree”) settling environmental litigation and related claims involving Hecla Limited pertaining to historic releases of mining wastes in the Coeur d'Alene Basin was approved and entered by the U.S. District Court in Idaho. The Consent Decree resolved all existing claims of the Plaintiffs against Hecla Limited and its affiliates under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”) (and certain other statutes) for past response costs, future environmental remediation costs, and natural resource damages related to historic releases of mining wastes in the Coeur d'Alene River Basin. The Consent Decree also resolved all remaining obligations of Hecla Limited under the 1994 Consent Decree relating to the “Box,” a rectangular 21-square-mile site located near Kellogg, Idaho within the Bunker Hill Superfund site. The Consent Decree contains comprehensive terms of settlement, including financial terms which require that Hecla Limited pay, in the aggregate, $264.4 million to the Plaintiffs over approximately three years following the settlement. Payments of approximately $168 million and $25 million (and related interest) were made in October 2011 and 2012, respectively, pursuant to the terms of the Consent Decree. Hecla Limited remains obligated under the Consent Decree to make the following payments:

•	$15 million of cash by October 8, 2013; and

•

Approximately $55.5 million by August 2014, in the form of quarterly payments of the proceeds from the exercise of any outstanding Series 1 and Series 3 warrants (which have an exercise price of between $2.41 and $2.52 per share) during the quarter, with the remaining balance, if any, due in August 2014, regardless of whether any of the remaining warrants are exercised.

The payments require third party surety for which Hecla Limited pays an annual maintenance fee which will decrease as payments are made according to the foregoing schedule. Annual maintenance fees of $0.6 million and $0.4 million were paid in October 2011 and 2012, respectively.   The $15 million payment accrues interest from the entry of the Consent Decree until payment at the Superfund rate (ranging from 0.69% to 0.78%).

In March 2010, Hecla Limited received an invoice for $5.3 million from the EPA to cover response costs incurred by the EPA in performing work required by the Bunker Hill Superfund Site Consent Decree.  Prior to this invoice, Hecla Limited determined its potential range of liability for these costs of between $2.7 and $6.8 million, and accrued $2.7 million (the minimum of this range), as we believed no amount within the range was more likely than any other.  Upon receiving the EPA’s March invoice, Hecla Limited increased its accrual to $5.3 million in the first quarter of 2010, and resolved the claim with payment of the invoice amount in May 2010.

Asset Retirement Obligations

Below is a reconciliation as of December 31, 2012 and 2011 (in thousands) of the asset retirement obligations relating to our operating properties, which are included in our total accrued reclamation and closure costs of $113.2 million and $153.8 million, respectively, discussed above. The estimated reclamation and abandonment costs were discounted using credit adjusted, risk-free interest rates ranging from 6% to 8% from the time we incurred the obligation to the time we expect to pay the retirement obligation.

	2012	2011
Balance January 1	$37,643	$36,397
Changes in obligations due to changes in reclamation plans	(3,720)	387
Accretion expense	1,128	1,119
Payment of reclamation obligations	(726)	(260)
Balance at December 31	$34,325	$37,643

The ARO for our Greens Creek mine of $36.1 million as of December 31, 2011 reflected a plan for reclamation and closure of the mine at the end of its life having estimated undiscounted costs of approximately $53.4 million.  In April 2012, the United States Forest Service issued a draft Environmental Impact Statement in connection with our proposal to increase tailings capacity at the Greens Creek mine. As part of that process and our regular (every 5 years) renewal of our Waste Management Permit with the State of Alaska, we have initiated work on an update of our reclamation and closure plan having estimated undiscounted closure costs of approximately $73.9 million. The expected increase in closure costs results primarily from the possible inclusion of long term water treatment on an increased scale compared to what was included as part of our prior permit renewals. This increase in scale is the result of new interpretations of model data by the State that were not included in our prior permit renewals. Although the revised closure plan is not final, we believe that we had sufficient information to make a reasonable estimate of the change in the fair value of the ARO as of December 31, 2012.  In spite of the anticipated increase in undiscounted costs discussed above, the ARO liability for Greens Creek was reduced by $4.4 million to a balance of $32.9 million as of December 31, 2012, on a discounted basis, as a result of the update in the fourth quarter of 2012. The ARO decrease is the result of (i) a large portion of the anticipated increase in overall undiscounted costs being related to long-term water treatment, which is scheduled to take place in years far out into the future, (ii) the effect of discounting the ARO layers associated with various plan updates using different discount rates, and (iii) a delay in the timing of some of the costs included in the previous reclamation and closure plan. We expect to again update our ARO and revise our closure plan in 2013 for tailings capacity expansion at Greens Creek.  Adjustments to the ARO liability are recorded with corresponding increases to the ARO asset balance, which is included in properties, plants, equipment, and mineral interests, net on our Consolidated Balance Sheets.  As a result, we do not anticipate future updates in the ARO for Greens Creek to have a material impact on our annual results of operations. However, as part of the revised closure plan, we may be required to increase our current $30 million reclamation bond for Greens Creek. Although we do not know the amount of such increase, it likely will be a material amount, and there can be no assurance that this bonding capacity will be available to us at that time.